[LOGO OF DELAWARE INVESTMENTS]








                                                     Lincoln National
                                                     International Fund, Inc.
                                                     Annual Report
                                                     December 31, 1998

Lincoln National International Fund, Inc.


Index
    Commentary
    Statement of Net Assets
    Statement of Operations
    Statements of Changes in Net Assets
    Financial Highlights
    Notes to Financial Statements
    Report of Ernst & Young LLP, Independent Auditors

Lincoln National International Fund, Inc.


Managed by:     [LOGO OF DELAWARE INVESTMENTS]


The Fund returned 14.65% for the year ended December 31, 1998 versus its benchmark, the Morgan Stanley EAFE Index, which returned 20.3% for the year.

Since May 1998, Lincoln National International Fund has been managed by Liz Desmond and Clive Gillmore, Directors and Senior Portfolio Managers of Delaware Investment Advisers Ltd. The Fund's objective is to achieve long-term capital appreciation. The Fund is invested predominately in companies whose primary operations are outside the United States of America. Investments are selected using rigorous valuation techniques that focus on the future long-term flow of income from the business. We focus on understanding the fundamental operations of businesses. We invest in companies which they believe the market is undervaluing.

Despite substantial volatility in global stock markets, 1998 was again a strong year for equity market returns. Global stock markets rose in aggregate over 20% during the year. But what was striking about the past twelve months was the divergence of returns across the world. Markets in Europe and North America shook off concerns from Asia, Japan's continued procrastination of reforming its financial institutions, Russia's devaluation of the Ruble, and economic problems in Latin America to provide returns of over 28% based on market indices. Asian markets were not so sanguine. Markets continued to fall well into the third quarter and, despite a rally in the last three months of the year, were either still down over twelve months or showed low single digit gains.

Japan still faces considerable economic uncertainty. Attempts to resuscitate the economy through government initiated spending have built up substantial debt. Japan is now running a fiscal deficit in the order of 8% of GDP and the bail out of the banking sector is likely to exacerbate the problem. Fears surrounding the funding of this debt resulted in a doubling of the yield on Japanese government bonds in the final quarter of 1998. The Financial Supervisory Agency, set up in the summer to improve regulation of the banking sector, has now closed two large banks and several mergers are under discussion. We believe that the Japanese government is addressing many of the underlying problems associated with their economy; the pace of change, however, remains too slow for the market. We are only holding selected investments in Japan where we believe the company is internationally competitive and the inefficiency of the stock market has resulted in an undervaluation of the holding.

Japan aside, Asia's crisis has now lightened considerably. Asian exports have recovered and current accounts are massively in the black. In 1998, South Korea had a surplus of almost 9% of GNP and Thailand 8% of GNP. While the corporate restructuring process will take time and the lack of transparency in China is of concern, the evidence is now mounting that Asia could well be on the way to recovery.

In Europe, 1998 saw a convergence of interest rates as markets prepared for the advent of the Euro on January 1, 1999. The launch of the Euro has been extremely smooth and its initial performance in the first few working days of January has been strong, rising against both the dollar and sterling. Our analysis of the Euro indicates that at current levels it is fairly valued against the U.S. dollar.

1998 saw the largest amount of mergers ever (more than $2.4 trillion) and December saw the world's biggest with the merger of Exxon and Mobil ($86 billion). Other large mergers announced in 1998 included Travelers/Citicorp ($73 billion) and Zeneca/Astra ($32 billion). 1998 was particularly notable for the large number of European/US mergers, such as Daimler/Chrysler, Deutsche Bank/Bankers Trust and BP/Amoco. American and European companies increasingly seem to believe that mergers are the great panacea bringing about economies of scale and margin enhancing cost savings, despite evidence that they are not necessarily a great cure-all in the long term interests of shareholders. We normally do not invest in companies on the back of merger or takeover rumors and we will continue to invest where long term fundamental analysis shows clear value.

Upon taking over management of the Fund in May 1998, we restructured the investments away from the European financial sector and smaller European markets, which had benefited from the interest rate convergence demanded by the Euro. The valuations on those stocks and markets had become stretched. We refocused the portfolio by increasing its investments in Australia and New Zealand, which had been tarnished by their geographical proximity to Asia, and by making further investments in the United Kingdom, which has been forgotten in the "Euro euphoria" gripping continental European investments.

Our ongoing strategy for the Fund has three key elements at this time:

o A continued low weighting in the overvalued Japanese market

o An overweighted position in the Australasian arkets

o An overweighted position in the United Kingdom and selected European markets

On reflection, 1998 was a difficult year for value investors and we were no exception. As in the United States, market frenzies in peripheral European markets and in European technology, mobile communications, and financial stocks pushed valuations to levels we consider unsustainable, given the longer term earnings outlook. Our greater focus on core European markets, such as the United Kingdom and Germany, and a heavier weighting towards manufacturing companies which have sustainable yields of three to four per cent, as well as an early move to pick up value in the Pacific region meant our returns lagged behind those of the broad market indices. Despite selected areas of overvaluation, we continue to believe that underlying valuations support stock markets in much of Asia, the United Kingdom and selected markets in Continental Europe. We would comment that it would be a brave investor who would expect markets to repeat in 1999 the euphoria mingled with relief that greeted the end of 1998.

Elizabeth A. Desmond
Clive Gillmore


Growth of $10,000 invested 5/1/91 through 12/31/98

                               5/1/91    12/31/98
International Fund            $10,000     $18,687
Morgan Stanley EAFE Index     $10,000     $19,078


This chart illustrates, hypothetically, that $10,000 was invested in the International Fund on 5/1/91. As the chart shows, by December 31, 1998, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $19,078. For comparison, look at how the Morgan Stanley EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,687. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.


Average annual return                                   Ended
on investments                                          12/31/98
------------------------------------------------------------------
One Year                                                +14.65%
------------------------------------------------------------------
Five Years                                              + 8.40%
------------------------------------------------------------------
Lifetime
(since 5/1/91)                                          + 8.78%
------------------------------------------------------------------

Lincoln National
International Fund, Inc.

Statement of Net Assets
December 31, 1998

Investments:

                                       Number                   Market
Common Stock:                          of Shares                 Value
--------------------------------------------------------------------------
Argentina: 0.5%
--------------------------------------------------------------------------
Argentinian Investment Fund*            135,700               $ 2,514,521
--------------------------------------------------------------------------

Australia: 10.9%
--------------------------------------------------------------------------
Amcor Limited                         2,886,500                12,308,006
CSR Limited                           3,395,900                 8,285,605
Foster's Brewing Group                5,160,800                13,948,765
National Australia Bank                 967,500                14,554,006
Orica                                 1,037,100                 5,384,245
--------------------------------------------------------------------------
                                                               54,480,627

Belgium: 2.2%
--------------------------------------------------------------------------
Electrabel S.A.                          24,654                10,832,374
--------------------------------------------------------------------------

France: 7.0%
--------------------------------------------------------------------------
Alcatel                                  56,200                 6,878,776
Compagnie de Saint Gobain                66,100                 9,332,483
Elf Aquitaine                            81,500                 9,421,257
Societe Generale                         59,150                 9,579,042
--------------------------------------------------------------------------
                                                               35,211,558

Germany: 10.2%
--------------------------------------------------------------------------
Bayer AG                                345,500                14,504,367
Bayerische Hypo-und Vereinsbank AG      127,000                10,045,745
Continental AG                          178,600                 4,962,785
Rheinisch Westfaelisches Elektric       206,900                11,423,819
Siemens AG                              155,900                10,245,266
--------------------------------------------------------------------------
                                                               51,181,982

Hong Kong: 3.7%
--------------------------------------------------------------------------
Hong Kong Electric                    1,633,000                 4,953,275
Jardine Matheson Holdings Limited     1,350,000                 3,483,000
Peregrine Investment Holdings Limited*2,484,500                     3,207
Wharf (Holdings) Limited              7,062,000                10,300,174
--------------------------------------------------------------------------
                                                               18,739,656

India: 0.4%
--------------------------------------------------------------------------
The India Magnum Fund*                   69,385                 1,734,625
--------------------------------------------------------------------------

Japan: 12.8%
--------------------------------------------------------------------------
Canon                                   667,000                14,195,235
Eisai Co. Limited                       746,000                14,463,091
Hitachi Limited                       1,408,000                 8,685,610
Matsushita Electric Industrial          825,000                14,533,371
Nichido Fire & Marine                   476,000                 2,328,089
West Japan Railway                        2,271                10,006,605
--------------------------------------------------------------------------
                                                               64,212,001

Malaysia: 0.9%
--------------------------------------------------------------------------
Sime Darby Berhad                     5,300,000                 4,557,791
--------------------------------------------------------------------------

Netherlands: 6.6%
--------------------------------------------------------------------------
Elsevier-CVA                            519,900                 7,283,082
ING Groep N.V.                          160,400                 9,782,492
Royal Dutch Petroleum                   323,100                16,091,193
--------------------------------------------------------------------------
                                                               33,156,767

New Zealand: 4.0%
--------------------------------------------------------------------------
Carter Holt Harvey Limited            5,390,700                 4,822,197
Telecom Corporation of New Zealand    3,467,600                15,053,372
--------------------------------------------------------------------------
                                                               19,875,569

Spain: 6.5%
--------------------------------------------------------------------------
Banco Central Hispanoamericano          549,450                 6,531,387
Iberdrola S.A.                          840,900                15,750,205

                                         Number                   Market
                                         of Shares                 Value
--------------------------------------------------------------------------
NH Hoteles S.A.*                             20                     $ 291
Telefonica de Espana                    229,927                10,235,208
--------------------------------------------------------------------------
                                                               32,517,091
United Kingdom: 31.4%
ASDA Group                            1,236,000                 3,283,687
Associated British Food                 836,600                 7,780,831
Bass                                    863,200                12,099,580
BG                                    2,429,300                15,294,108
Blue Circle Industry                  2,160,900                12,431,095
Boots                                   851,100                14,413,326
British Airways                       1,688,300                11,391,719
Cable & Wireless                      1,117,500                13,700,327
GKN                                     877,000                11,682,363
Glaxo Wellcome                          458,200                15,655,910
Great Universal Stores                  901,800                 9,411,334
PowerGen                              1,214,500                15,946,590
Rio Tinto                               947,900                10,906,044
Taylor Woodrow                        1,433,400                 3,576,425
--------------------------------------------------------------------------
                                                              157,573,339
Total Common Stock: 97.1%
(Cost $490,417,045)                                           486,587,901
--------------------------------------------------------------------------
Warrants/ Rights:
--------------------------------------------------------------------------
Wharf Holdings Warrants                 353,100                    29,169
Telefonica Sa Bonus Rights              229,927                   204,380
--------------------------------------------------------------------------
Total Warrants/ Rights: 0.0%
(Cost $0)                                                         233,549
--------------------------------------------------------------------------

                                                  Par
Repurchase Agreement:                             Amount
--------------------------------------------------------------------------
State Street Bank and Trust Co.
Repurchase Agreement, dated 12/31/98, 4.45%,
maturing 1/4/99, collateralized by $11,185,000
U.S. Treasury Bonds, 10.375%, 11/15/09,
market value $14,436,301                         $14,151,000   14,151,000
--------------------------------------------------------------------------
Total Repurchase Agreement: 2.8%
(Cost $14,151,000)                                             14,151,000
--------------------------------------------------------------------------
Total Investments: 99.9%
(Cost $504,568,045)                                           500,972,450
--------------------------------------------------------------------------
Other Assets Over Liabilities: 0.1%                               681,852
--------------------------------------------------------------------------
Net Assets: 100.0%
(Equivalent to $15.982 per share
based on 31,388,376 shares issued and outstanding)           $501,654,302
--------------------------------------------------------------------------

*Non-income producing security.

See accompanying notes to financial statements

Lincoln National International Fund, Inc.

Statement of Operations

Year ended December 31, 1998

Investment income:
 Dividends                                                        $13,091,730
------------------------------------------------------------------------------
 Interest                                                             573,841
------------------------------------------------------------------------------
 Less: Foreign withholding tax                                     (1,160,151)
------------------------------------------------------------------------------
  Total investment income                                          12,505,420

------------------------------------------------------------------------------

Expenses:
 Management fees                                                    3,837,594
------------------------------------------------------------------------------
 Accounting fees                                                      317,215
------------------------------------------------------------------------------
 Custodial fees                                                       257,585
------------------------------------------------------------------------------
 Printing and postage                                                  79,563
------------------------------------------------------------------------------
 Directors fees                                                         4,200
------------------------------------------------------------------------------
 Other                                                                 34,263
------------------------------------------------------------------------------
  Total expenses                                                    4,530,420
------------------------------------------------------------------------------
Net investment income                                               7,975,000
------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
on investments and foreign currency:
Net realized gain (loss) on:
 Investment transactions                                          118,414,678
------------------------------------------------------------------------------
 Foreign currency transactions                                        (10,568)
------------------------------------------------------------------------------
 Net realized gain on investment and
 foreign currency transactions                                    118,404,110
------------------------------------------------------------------------------
Net change in unrealized appreciation
 (depreciation) of:
 Investments                                                      (62,471,677)
------------------------------------------------------------------------------
 Foreign currency                                                     561,031
------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) of investments
 and foreign currency                                             (61,910,646)
------------------------------------------------------------------------------
Net realized and unrealized gain on investments
 and foreign currency                                              56,493,464
------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                         $64,468,464
==============================================================================


Statements of Changes in Net Assets

Years ended December 31, 1998 and 1997

                                                                  Year ended                  Year ended
                                                                  12/31/98                    12/31/97
                                                                  ----------------------------------------
Changes from operations:
----------------------------------------------------------------------------------------------------------
 Net investment income                                             $ 7,975,000                $ 2,085,136
----------------------------------------------------------------------------------------------------------
 Net realized gain on investment and foreign currency transactions 118,404,110                 18,026,179
----------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation
 (depreciation) of investments and foreign currency                (61,910,646)                 6,771,330
----------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                           64,468,464                 26,882,645
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                                              (5,842,740)                    -
----------------------------------------------------------------------------------------------------------
 Net realized gain on investments                                  (18,026,179)               (21,685,866)
----------------------------------------------------------------------------------------------------------
  Total distributions to shareholders                              (23,868,919)               (21,685,866)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions                           (5,174,443)                20,657,759
----------------------------------------------------------------------------------------------------------
  Total increase in net assets                                      35,425,102                 25,854,538
----------------------------------------------------------------------------------------------------------
Net Assets, beginning of year                                      466,229,200                440,374,662
----------------------------------------------------------------------------------------------------------
Net Assets, end of year                                           $501,654,302               $466,229,200
==========================================================================================================

See accompanying notes to financial statements.

Lincoln National International Fund, Inc.

Financial Highlights

(Selected data for each capital share outstanding throughout the year)

                                                Year ended December 31,
                                                1998          1997          1996           1995            1994
                                           -------------------------------------------------------------------------
Net asset value, beginning of year           $ 14.673      $ 14.556      $ 13.398       $ 13.027        $ 12.642
Income from investment operations:
  Net investment income(2)                      0.253         0.066         0.071          0.069           0.033
  Net realized and unrealized gain
   on investments                               1.838         0.771         1.244          0.892           0.385
                                           -------------------------------------------------------------------------
  Total from investment operations              2.091         0.837         1.315          0.961           0.418
                                           -------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income         (0.189)          -          (0.071)        (0.069)         (0.033)
  Distributions from net realized gain on
   investment transactions                     (0.593)       (0.720)       (0.086)        (0.521)            -
                                           -------------------------------------------------------------------------
Total dividends and distributions              (0.782)       (0.720)       (0.157)        (0.590)         (0.033)
                                           -------------------------------------------------------------------------
Net asset value, end of year                 $ 15.982      $ 14.673      $ 14.556       $ 13.398        $ 13.027
                                           =========================================================================

Total Return (1)                                14.65%         6.00%         9.52%          8.89%           3.28%

Ratios and supplemental data:
  Ratio of expenses to average net assets        0.93%         0.93%         1.19%          1.27%           1.24%
  Ratio of net investment income
   to average net assets                         1.63%         0.44%         0.51%          0.59%           0.25%
  Portfolio Turnover                           123.11%        77.58%        68.67%         63.15%          52.78%
  Net assets, end of year (000 omitted)      $501,654      $466,229      $440,375       $358,391        $316,350

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2) Per share information for the year ended December 31, 1998 was based on the average shares outstanding method.

See accompanying notes to financial statements.

Lincoln National International Fund, Inc.

Notes to Financial Statements

December 31, 1998

The Fund: Lincoln National International Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products.

The Fund's investment objective is to maximize long-term capital appreciation. The Fund trades in securities issued outside the United States - mostly stocks, with an occasional bond or money market security.

1. Significant Accounting Policies Investment Valuation: Portfolio securities which are traded on an exchange are valued at the last reported sale price on the exchange or market where primarily traded or listed or, in the absence of recent sales, at the mean between the last reported bid and asked prices. Forward foreign currency contracts are valued at the forward exchange rates prevailing on the day of valuation. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.

Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the year. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rates.

2. Other Assets Over Liabilities

The statement of net assets account "Other Assets Over Liabilities" at December 31, 1998 consisted of the following assets (liabilities):


Cash                                              $ 531,214
------------------------------------------------------------
Foreign currency                                  3,298,681
------------------------------------------------------------
Receivable for dividends earned                   1,271,846
------------------------------------------------------------
Receivable for interest earned                        1,749
------------------------------------------------------------
Receivable for capital shares sold                   44,202
------------------------------------------------------------
Payable for securities purchased                 (4,458,791)
------------------------------------------------------------
Payable for capital shares redeemed                  (8,899)
------------------------------------------------------------
Management fees payable                            (450,176)
------------------------------------------------------------
Other, net                                          452,026
------------------------------------------------------------
                                                  $ 681,852
                                                  ==========

3. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the Advisor) and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .90% of the first $200,000,000 of the average daily net assets of the Fund, .75% of the next $200,000,000, and .60% of the average daily net assets of the Fund in excess of $400,000,000. The sub-advisor, Delaware Investment Advisors Ltd. ("DIAL"), an affiliate of the Advisor, is paid directly by the Advisor. Effective May 1, 1998, DIAL became the sub-advisor of the Fund. Additionally, on May 1, 1998 the fund terminated its sub-advisor agreement with Clay Finley Inc.

Delaware Service Company (Delaware), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 1998.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors is borne by the Fund.

4. Analysis of Net Assets

Net Assets at December 31, 1998 consisted of the following:

Common Stock, par value $.01 per share**                             $ 313,884
------------------------------------------------------------------------------
Paid in capital in excess of par value of shares issued            381,753,476
------------------------------------------------------------------------------
Undistributed net investment income                                  4,206,828
------------------------------------------------------------------------------
Accumulated net realized gain on investments                       118,414,678
------------------------------------------------------------------------------
Net unrealized depreciation of investments and foreign currencies   (3,034,564)
------------------------------------------------------------------------------
                                                                  $501,654,302
                                                                  ============

** The Fund has 100,000,000 authorized shares.

5. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the year ended December 31, 1998 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized depreciation at December 31, 1998 are as follows:


     Aggregate      Aggregate      Gross          Gross          Net
     Cost of        Proceeds       Unrealized     Unrealized     Unrealized
     Purchases      From Sales     Appreciation   Depreciation   Appreciation
     ------------------------------------------------------------------------
     $579,867,960   $598,734,228   $39,613,104    $(43,208,699)  $(3,595,595)

6. Supplemental Financial Instrument Information

Forward Foreign Currency Contracts: The Fund may purchase or sell forward foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Fund to take or deliver a foreign currency at a future date at a specified price. The realized and unrealized gain or loss on the contracts is reflected in the accompanying financial statements. The Fund is subject to the credit risks that the counter parties to these contracts will fail to perform; although this risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records. In addition, the Fund is subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts that were open at December 31, 1998 were as follows:


Contract to   Foreign              In                              Unrealized
Deliver       Currency             Exchange For   Settlement Date  Gain
-----------------------------------------------------------------------------
(21,877,794)  Great Britain Pound  $ 36,700,000   January 1999     $466,396

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying securities, whose market value is required to be at least 102% of the repurchase price. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

7. Credit and Market Risks

The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. Distribution of investments for the Fund, by industry, as a percentage of total investments, consisted of the following at December 31, 1998:

      Energy                             20.5%
      ----------------------------------------
      Consumer Products and Services     20.2
      ----------------------------------------
      Electrical and Electronics         16.9
      ----------------------------------------
      Banking, Finance and Insurance     13.0
      ----------------------------------------
      Healthcare and Pharmaceuticals      8.6
      ----------------------------------------
      Telecommunications                  8.0
      ----------------------------------------
      Industrial                          5.9
      ----------------------------------------
      Transportation                      4.4
      ----------------------------------------
      Others                              2.5
      ----------------------------------------
                                        100.0%
                                        ======

8. Summary of Changes From Capital Share Transactions

                                               Shares Issued Upon                                Net Increase
                      Capital                  Reinvestment of        Capital Shares             Resulting From Capital
                      Shares Sold              Dividends              Redeemed                   Share Transactions
                    ---------------------------------------------------------------------------------------------------
                      Shares      Amount       Shares      Amount     Shares        Amount       Shares       Amount
                    ---------------------------------------------------------------------------------------------------
Year ended
 December 31, 1998: 3,664,156  $57,112,244   1,595,567  $23,868,919  (5,646,496)  $(86,155,606)  (386,773)  $(5,174,443)
Year ended
 December 31, 1997: 2,736,777   40,729,431   1,702,170   23,752,137  (2,918,129)   (43,823,809) 1,520,818    20,657,759)

9. Distributions to Shareholders

The Fund declares and distributes dividends on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.

Lincoln National International Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National International Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National International Fund, Inc. (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National International Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                 /s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
February 5, 1999